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                                  AMENDMENT TO
                              EMPLOYMENT AGREEMENT

     FIRST AMENDMENT dated December 17, 1997 to Employment Agreement, dated as of October 1, 1994, between California Federal Bank, A Federal Savings Bank (formerly known as First Nationwide Bank, A Federal Savings Bank) (the "Company") and Gerald J. Ford (the "Executive").

     WHEREAS, the parties entered into an Employment Agreement dated as of October 1, 1994 (the "Employment Agreement"); and

     WHEREAS, the parties wish to make certain amendments to the Employment Agreement.

     NOW THEREFORE, the parties agree as follows:

     1. Section 3 is hereby amended by deleting "October 1, 1994 through December 31, 1997" and inserting in lieu thereof "January 1, 1998 through December 31, 2000".

     2. Section 4(a) is hereby amended by deleting the number "$750,000" and inserting in lieu thereof "$1,000,000".

     3. Section 4(e) is hereby amended in its entirety by deleting the text and inserting in lieu thereof the following:

     "(e) Paid Time Off. During the Term, the Executive shall be entitled to paid time off ("PTO") of five weeks taken in accordance with the PTO policy of the Company during each year of the Term."


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     4. The parties agree that except as expressly amended hereby, the
Agreement as amended hereby shall be in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        CALIFORNIA FEDERAL BANK,
       A FEDERAL SAVINGS BANK



                                           By: /s/ Carl B. Webb
                                           ----------------------------------
                                           Carl B. Webb II
                                           President and Chief operating
                                           Officer


                                           /s/ Gerald J. Ford
                                           ----------------------------------
                                           Gerald J. Ford